HAMILTON INVESTMENT GROUP, INC.

CONSOLIDATED FINANCIAL STATEMENTS

WITH REPORT OF INDEPENDENT ACCOUNTANTS

As of and for the Years Ended December 31, 2013 and 2012

HAMILTON INVESTMENT GROUP, INC.

TABLE OF CONTENTS

Page
Report of Independent Accountants	2

Consolidated Financial Statements:

Consolidated Balance Sheets at December 31, 2013 and 2012	3

Consolidated Statements of Operations and Retained Earnings for the years ended
December 31, 2013 and 2012	4

Consolidated Statements of Cash Flows for the years ended
December 31, 2013 and 2012	5

Notes to Consolidated Financial Statements	6-11

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of

Hamilton Investment Group, Inc.

We have audited the accompanying consolidated financial statements of Hamilton Investment Group, Inc. (the "Company"), which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations and retained earnings, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide our audits a reasonable basis for our opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended, in accordance with accounting principles generally accepted in the United States of America.

/s/ Ham, Langston & Brezina, L.L.P.

Houston, Texas

May 27, 2014

Ham, Langston & Brezina L.L.P. | 11550 Fuqua, Suite 475, Houston, TX 77034 | 281-481-1040 | www.hlb-cpa.com

HAMILTON INVESTMENT GROUP, INC.
CONSOLIDATED BALANCE SHEETS
December 31, 2013 and 2012

	2013	2012
ASSETS

Current assets:
Cash and cash equivalents	$575,414	$1,123,250
Accounts receivable	3,173,823	1,386,998
Prepaid expenses	71,651	69,952

Total current assets	3,820,888	2,580,200

Property and equipment, net	4,010,870	1,602,815

Total assets	$7,831,758	$4,183,015

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Bank line of credit	$214,376	$-
Current portion of long-term debt	573,965	359,841
Accounts payable and accrued liabilities	535,276	229,844
Deferred revenue	-	180,000
Due to stockholders	-	988,983

Total current liabilities	1,323,617	1,758,668

Long-term debt, net of current portion	1,871,327	671,528

Total liabilities	3,194,944	2,430,196

Commitments and contingencies

Stockholders' equity:
Common stock: $1 par value, 500 shares authorized,
issued and outstanding	500	500
Additional paid-in capital	9,361	9,361
Retained earnings	4,626,953	1,742,958

Total stockholders' equity	4,636,814	1,752,819

Total liabilities and stockholders' equity	$7,831,758	$4,183,015

The accompanying notes are an integral part of these consolidated financial statements.

HAMILTON INVESTMENT GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
For the Years Ended December 31, 2013 and 2012

	2013	2012
Revenue:
Rental income	$10,010,419	$6,547,455
Product sales	2,025,840	1,933,145

Total revenue	12,036,259	8,480,600

Cost of Revenue:
Cost of products sold	1,307,671	1,554,436
Salaries, wages and benefits	2,917,650	2,185,195
Equipment rental	1,232,728	731,529
Depreciation and amortization	1,280,799	682,905
Maintenance and repairs	354,386	240,856
Tools, supplies and fuel	729,537	506,347

Total cost of revenue	7,822,771	5,901,268

Gross profit	4,213,488	2,579,332

Selling, general and administrative expenses	1,170,691	900,226

Income from operations	3,042,797	1,679,106

Other income and (expenses):
Interest expense	(123,909)	(66,327)
Gain on sale of assets	182,914	69,837

Total other income and (expenses), net	59,005	3,510

Net income	3,101,802	1,682,616

Retained earnings at beginning of year	1,742,958	60,342

Distributions	(217,807)	-

Retained earnings at end of year	$4,626,953	$1,742,958

The accompanying notes are an integral part of these consolidated financial statements.

HAMILTON INVESTMENT GROUP, INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Years Ended December 31, 2013 and 2012

	2013	2012
Cash flows from operating activities:
Net income	$3,101,802	$1,682,616
Adjustments to reconcile net income to net cash provided
by operating activates:
Depreciation expense	1,280,799	682,905
Provision for bad debts	9,182	-
Gain on sale of asset	(182,914)	(69,837)
Changes in operating assets and liabilities:
Accounts receivable	(1,796,007)	(212,513)
Prepaid expenses and other assets	(1,699)	(20,952)
Accounts payable and accrued liabilities	305,432	(267,316)
Deferred revenue	(180,000)	180,000

Net cash provided by operating activities	2,536,595	1,974,903

Cash flows from investing activities:
Proceeds from disposals of equipment	20,000	-
Purchase of property and equipment	(2,744,600)	(409,661)

Net cash used by investing activities	(2,724,600)	(409,661)

Cash flows from financing activities:
Proceeds from bank line of credit	234,707	-
Payments on bank line of credit	(20,331)	-
Proceed from long-term debt	1,616,002	-
Payments on long-term debt	(983,419)	(421,232)
Payments on notes payable to stockholders	(988,983)	(268,917)
Dividend distributions	(217,807)	-

Net cash used by financing activities	(359,831)	(690,149)

Net increase (decrease) in cash and cash equivalents	(547,836)	875,093

Cash and cash equivalents at beginning of year	1,123,250	248,157

Cash and cash equivalents at end of year	$575,414	$1,123,250

Supplemental disclosure of cash flow information

Cash paid for interest	$123,909	$66,327

Non-cash investing and financing activities

Property and equipment acquired with directly related debt	$781,340	$356,097

The accompanying notes are an integral part of these consolidated financial statements.

HAMILTON INVESTMENT GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2013 and 2012

1.

NATURE OF OERPATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Hamilton Investment Group, Inc. ("the Company" or "HIG") is an Oklahoma based oilfield services company. The Company operates primarily in Oklahoma and focuses on frac water management services and pit liner sales to oil and gas exploration and production ("E&P") companies. The Company manages the logistics and transportation associated with the water typically used during hydraulic fracturing and completions of horizontally drilled oil and gas wells.

The Company has a wholly owned subsidiary, Outlaw Rental & Sales LLC, that  was formed to perform services in Louisiana. At December 31, 2013, this subsidiary had insignificant activity.

Consolidated Financial Statements

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary where we exercise control. All significant intercompany accounts and transactions have been eliminated in consolidation.

Basis of Accounting

The Company prepares its financial statements using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities.  These estimates also affect disclosures of contingent assets and liabilities at the date of the financial statements and the related reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.  Management believes that its estimates are reasonable.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Allowance for Doubtful Accounts

An allowance for doubtful accounts is provided, when appropriate, based on past experience and other factors which, in management’s judgment, deserve current recognition in estimating probable bad debts. No allowance for doubtful accounts was considered necessary as of December 31, 2013 or 2012.  Bad debt expense for the years ended December 31, 2013 and 2012 was $9,182 and $0, respectively.

Concentrations of Credit Risk

The Company grants credit to customers in the oil and gas industry operating primarily in Oklahoma. Consequently, the Company’s ability to collect the amounts due from customers is affected by economic fluctuations in the oil and gas industry.

HAMILTON INVESTMENT GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2013 and 2012

1.

NATURE OF OERPATIONS AND SIGNIFICANT ACCOUNTING POLICIES, continued

Concentrations of Credit Risk, continued

The Company maintains its cash in demand deposits at banks selected by management based upon their assessment of the financial stability of the institutions.  Balances periodically exceed the federal depository insurance limit; however, the Company has not experienced any losses on deposits. The failure of an underlying institution could result in financial loss to the Company.

At December 31, 2013 and 2012 and for the years then ended, the Company had concentrations of revenue and credit risk with certain customers that individually accounted for greater than 10% of total revenue and/ or year end trade accounts receivable. The Company monitors the credit worthiness of customers, but does not require collateral for credit granted.

Following is an analysis of major customers and their percentage of total revenue and accounts receivable:

	Percentage of Accounts Receivable at December 31,		Percentage of Total Revenue for the year ended December 31,
	2013	2012	2013	2012

Customer 1 - Jones	**	**	**	24%
Customer 2 - Petro	**	52%	14%	19%
Customer 3 - Calx	24%	14%	**	16%
Customer 4 - EOG	**	**	**	11%
Customer 4 - Devon	62%	**	62%	**
Customer 5 - Husky	13%	**	**	**

** Less than 10% at the date or in the year indicated.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation.  Depreciation of property and equipment is calculated using the straight-line method for financial reporting purposes based on the estimated useful lives of such assets as follows:

Estimated
Category	Useful Lives

Machinery and equipment	3 years
Furniture and fixtures	3 years

Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized.  Expenditures for maintenance and repairs are charged to expense as incurred.  The cost and related accumulated depreciation of assets retired or otherwise disposed of are removed from the accounts, and any resulting gain or loss is recognized in operations for the period.

HAMILTON INVESTMENT GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2013 and 2012

1.

NATURE OF OERPATIONS AND SIGNIFICANT ACCOUNTING POLICIES, continued

Fair Value of Financial Instruments

Fair value estimates of financial instruments are based on relevant market information and may be subjective in nature and involve uncertainties and matters of significant judgment.  The Company believes that the carrying value of its assets and liabilities approximate the fair value of such items.  The Company does not hold or issue financial instruments for trading purposes.

The Company includes fair value information in the notes to financial statements when the fair value of its financial instruments is different from the book value.  When the book value approximates fair value, no additional disclosure is made.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future undiscounted cash flows expected to be generated by the assets.  If the assets are considered impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the fair value of the assets.  No long-lived assets were considered impaired for the years ended December 31, 2013 or 2012.

Income Taxes

The Company has elected to be treated as a Subchapter S Corporation for federal income tax purposes. No provision is made for federal income taxes since income is passed through to the stockholders of the Company and reported on their individual income tax returns.

The Company files income tax returns in the United States and in one state jurisdiction.  With few exceptions, the Company is no longer subject to United States federal income tax examinations for years before 2009, and is no longer subject to state and local income tax examinations for years before 2008.

Cost of Sales

The Company classifies direct material costs, direct labor costs, freight, and other direct costs, such as depreciation on equipment and production facilities, repairs, maintenance, fuel for trucks, and equipment rental, as cost of sales. Selling, general and administrative costs are classified as operating expenses in the Company’s statements of operations and retained earnings.

Revenue Recognition

Revenues from services provided are recognized when all of the following criteria have been met: (1) evidence of an arrangement exists, (2) the service has been provided to the customer, (3) the price is fixed or determinable and (4) collectability is reasonably assured.

Recently Issued Accounting Standards

In preparing the financial statements, management considered all new pronouncements through the date of the report. Management does not believe that new guidance issued during the years ended December 31, 2013 and 2012 will have a material impact on the Company's presentation and disclosure.

HAMILTON INVESTMENT GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2013 and 2012

2.

PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2013 and 2012 consist of the following:

	2013	2012

Land	$361,708	$361,708
Furniture and fixtures	37,767	22,781
Transportation equipment	1,561,899	1,216,576
Rental equipment	6,099,919	3,160,028

	8,061,293	4,761,093
Less accumulated depreciation	(4,050,423)	(3,158,278)

	$4,010,870	$1,602,815

Depreciation expense for the years ended December 31, 2013 and 2012 was $1,280,800 and $682,905, respectively.

3.

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities consist of the following at December 31, 2013 and 2012:

	2013	2012

Accounts payable – trade	$316,985	$152,722
Insurance payable	23,808	9,526
Sales tax payable	82,111	26,058
Other accrued liabilities	112,373	41,538

	$535,277	$229,844

4.

BANK LINE OF CREDIT AND LONG-TERM DEBT

At December 31, 2013, the Company has a $500,000 line of credit with a bank bearing interest at a variable annual rate of LIBOR (0.43735% at December 31, 2013) plus 3.472%. This line of credit is due in monthly payments of interest only based on the outstanding balance and matures on  May 24, 2014. This line of credit is collateralized by accounts receivable and the guarantees of the stockholders. The outstanding balance under this line of credit is $214,376 at December 31, 2013.

Long-term debt, at December 31, 2013 and 2012, consists of the following:

	2013	2012
Note Payable to a bank, bearing interest of 4.40% per year and due in monthly installments of $15,899, including interest, through March 2020. This note is collateralized by a drilling rig, certain related equipment necessary to transport and operate the drilling rig and the guarantees of the stockholders .	$1,038,501	$-

HAMILTON INVESTMENT GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2013 and 2012

4.

BANK LINE OF CREDIT AND LONG-TERM DEBT, continued

	2013	2012

Note Payable to a bank, bearing interest of 4.25% per year and due in monthly installments of $4,645, including interest, through March 2020. This note is collateralized by certain equipment and the guarantees of the stockholders.	250,000	-

Note Payable to various banks and credit companies in connection with vehicle and equipment purchases. At December 31, 2013, these notes require monthly principal payments of approximately $32,000 and bear interest at rates ranging from 3.79% to 7.79% . The notes mature at various dates through 2018, and are collateralized by the related equipment.	1,156,792	1,031,369

	2,445,293	1,031,369

Less current maturities:	(573,965)	(359,841)

Long term debt, net of current maturities	$1,871,328	$671,528

Following is an analysis of the future annual maturities of notes payable and long-term debt at December 31, 2013:

Year Ending December 31,	Amount
2014	$573,965
2015	522,163
2016	449,962
2017	416,407
2018	272,686
Thereafter	210,110

$2,445,293

 5.            STOCKHOLDERS' EQUITY

During the years ended December 31, 2013 and 2012, the Company made distributions to stockholders totaling $217,807 and $0, respectively. These distributions were payments made to the stockholders for expenses, unrelated to the business, made on their behalf. (See Note 6)

6.

RELATED PARTY TRANSACTIONS

The Company is a closely held business and the stockholders have made advances and paid expenses on behalf of the Company and the Company has made advances and paid expenses on behalf of the stockholders, resulting in amounts due to the stockholders at December 31, 2012. These stockholder payables were non-interest bearing and were  fully repaid during the year ended December 31, 2013. Following is an analysis of related party transactions with the stockholders for the years ended December 31, 2013 and 2012:

HAMILTON INVESTMENT GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2013 and 2012

6.

RELATED PARTY TRANSACTIONS, contued

Balance at December 31, 2011	$1,257,900

Net repayments to stockholders	(268,917)

Balance at December 31, 2012	988,983

Net repayments to stockholders	(988,983)

Balance at December 31, 2013	$-

7.

COMMITMENTS AND CONTINGENCIES

The Company may periodically be involved in legal disputes or actions in the normal course of business. Management believes that at December 31, 2013 and 2012, there are no such actions that are significant to the financial statements.

8.

SUBSEQUENT EVENTS

Subsequent events have been evaluated through May 27, 2014, which is the date the financial statements are available to be issued.